UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  November 17, 2004


                        AMR CORPORATION
     (Exact name of registrant as specified in its charter)


        Delaware                  1-8400                 75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd. Fort Worth, Texas               76155
 (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 5.02.  Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officers.

AMR Corporation (the Company) is filing herewith a press release issued on November 17, 2004 by the Company as Exhibit 99.1 which is included herein. This press release was issued to report that on November 17, 2004, Matthew K. Rose was elected to the Board of Directors of AMR Corporation.

Also  on  November  17,  2004, the  Board  of  Directors  of  AMR
Corporation appointed Mr. Rose to the AMR Audit Committee.


                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  November 17, 2004














                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release






















                                   CONTACT: Al Becker
                                            Corporate Communications
                                            Fort Worth, Texas
                                            817-967-1577
                                            corp.comm@aa.com


FOR RELEASE: Wednesday, Nov. 17, 2004


      MATTHEW ROSE, CHAIRMAN AND CEO OF BURLINGTON NORTHERN
         SANTA FE CORPORATION, IS ELECTED TO AMR'S BOARD


     FORT WORTH, Texas -- Matthew K. Rose, Chairman, President and Chief Executive Officer of Burlington Northern Santa Fe Corporation, today was elected to the Board of Directors of AMR Corporation, parent company of American Airlines.
     "Matt Rose is an exceptionally capable executive who knows what it takes to win in a highly competitive, customer-focused business," said Gerard J. Arpey, Chairman, President and Chief Executive Officer of AMR Corporation. "His knowledge and experience will become valuable assets as we continue to transform AMR and position our company for a successful and profitable future."
     Rose, 45, was elected Chairman of Burlington Northern Santa Fe Corporation in March 2002 after having been President and CEO of the company since December 2000. He became President and Chief Operating Officer of BNSF, with responsibility for all operations and marketing activities, in June 1999.
     Rose joined Burlington Northern Railroad in 1993 and held a number of key vice presidential positions before being named Senior Vice President-Merchandise Business Unit in May 1996. In August 1997, he was named Senior Vice President and Chief Operations Officer, responsible for coordinating transportation, maintenance, mechanical, quality, purchasing, labor relations and information services activities.


                           -- more --











     Before joining Burlington Northern, Rose was Vice President-Transportation for Triple Crown Services, a Norfolk Southern Railroad subsidiary. Prior to that, he held various positions with Schneider National and International Utilities, a trucking conglomerate. He began his railroad career in 1981 with Missouri Pacific Railroad.
     Rose holds a Bachelor of Science degree from the University of Missouri, where he majored in marketing and minored in logistics. He is a member of the Board of Directors of the Association of American Railroads; a member of the Board of Directors of the Center for Energy & Economic Development; a member of the Texas Governor's Business Council; a National Trustee of the Boys & Girls Clubs of America; a member of Northwestern University Transportation Center's Business Advisory Committee; a member of Business Roundtable; a member of The Business Council; a member of the Board of Trustees of Texas Christian University; a member of the Board of National Association of Manufacturers, and a member of the Boy Scouts of America National Executive Board.
     Rose and his wife have two children and live in Westlake, Texas.

                               ###

Current AMR Corp. news releases can be accessed via the Internet.
                The address is: http://www.aa.com